UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Bel Fuse Inc. (“Bel” or the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on November 20, 2024 (the “Initial Form 8‑K”). As disclosed in the Initial Form 8-K, the Company closed its previously announced acquisition of 80% of the issued and outstanding share capital on a fully-diluted basis of Enercon Technologies, Ltd. (“Enercon”) on November 14, 2024, as contemplated by the Share Purchase Agreement, dated as of September 19, 2024, by and among the Company, Enercon, FF3 Holdings, L.P., and each of the other seller parties signatory thereto.

As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Initial Form 8-K supplements the Initial Form 8-K solely to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Initial Form-8-K was required to be filed. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial Form 8-K filing.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The historical audited financial statements of Enercon as of and for each of the years ended December 31, 2023 and 2022, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited interim pre-acquisition financial statements of Enercon for the nine-month periods ended September 30, 2024 and 2023, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The consent of Ziv Haft, Certified Public Accountants (Isr.), a BDO Member Firm, is filed as Exhibit 23.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information giving effect to Bel’s acquisition of Enercon and which consist of the unaudited pro forma condensed combined balance sheet of Bel and Enercon as September 30, 2024, and the unaudited pro forma condensed combined statements of operations for Bel and Enercon for the nine months ended September 30, 2024 and the year ended December 31, 2023, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ziv Haft, Certified Public Accountants (Isr.), a BDO Member Firm
99.1	Audited Financial Statements of Enercon Technologies, Ltd. for the Fiscal Years Ended December 31, 2023 and 2022, the related notes, and the independent auditor’s report thereon.
99.2	Unaudited Interim Financial Statements of Enercon Technologies, Ltd. for the Nine-Month Periods ending September 30, 2024 and 2023.
99.3	Unaudited Pro Forma Combined Financial Information of Bel Fuse Inc. and Enercon Technologies, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2025	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ziv Haft, Certified Public Accountants (Isr.), a BDO Member Firm
99.1	Audited Financial Statements of Enercon Technologies, Ltd. for the Fiscal Years Ended December 31, 2023 and 2022, the related notes, and the independent auditor’s report thereon.
99.2	Unaudited Interim Financial Statements of Enercon Technologies, Ltd. for the Nine-Month Periods ending September 30, 2024 and 2023.
99.3	Unaudited Pro Forma Combined Financial Information of Bel Fuse Inc. and Enercon Technologies, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)